SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                              SECURITIES EXCHANGE ACT OF 1934


                              Date of Report - March 19, 1996
                             (Date of earliest event reported)


                                     UNIQUE MOBILITY, INC.
                     (Exact name of registrant as specified in charter)

                                           COLORADO
                       (State or other jurisdiction of Incorporation)


                0-9146                                   84-0579156
       (Commission File Number)            (I.R.S. Employer Identification No.)

                   425 Corporate Circle, Golden, Colorado         80401
                  (Address of principal executive offices)      (Zip Code)


            Registrant's telephone number,including area code: (303) 278-2002

                                      UNIQUE MOBILITY, INC.

                                            FORM 8-K

                                      ITEM OF INFORMATION

Item 5.  Other Events

     The Company has entered into a Cooperation Agreement with Northrop Grumman Corporation (NYSE:NOC) to join forces as a major supplier of electric and hybrid power systems to the automotive industry. The goal of the cooperative agreement is to pursue manufacturing and potential joint development of electric motors and other electric vehicle propulsion products.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Unique Mobility, Inc. ("Unique" or the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

     Unique's reports under the Securities Exchange Act of 1934 and its registration statements under the Securities Act of 1933 contain forward looking statements including statements concerning projections, plans, objectives, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Unique wishes to caution readers that the following important factors, among other, may have affected and could in the future affect Unique's actual results and could cause Unique's actual results for subsequent periods to differ materially from those expresed in any forward-looking statement made by or on behalf of Unique:

-- Unique's dependence on a small number of key customers under contracts that are terminable on short notice;

-- Unique's history of operating losses;

-- Unique's need for additional financing to implement its business plan;

-- Unique's need to protect its proprietary technology;

-- The status of various legislative mandates and regulations that are expected to provide incentives for the production of vehicles using advanced electric vehicle drive systems;

-- The possibility that companies which possess significantly greater financial and other resources than Unique, including established supply arrangements, may develop, or may have already developed, products that compete with those of Unique;

-- The risk of uninsured product liability;

-- Unique's limited experience in manufacturing processes and procedures for electric motors and electronic components and in marketing and distributing its products.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Unique Mobility, Inc.
                                                  (Registrant)

                                            By:   /s/ Donald A. French
                                                      Donald A. French
                                                  Treasurer and Controller
                                                  (Principal Financial and
                                                   Accounting Officer)

Date:  March 19, 1996